      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes
      Series 1999-1, 2000-1, 2001-1, 2002-1 and 2003-1
      Report for the Month Ended April 30, 2003

I.    Noteholder Information
      ----------------------

A.    Identification of Notes
      -----------------------

      Series      Description                                                    Cusip #               Due Date
      -----------------------------------------------------------------------------------------------------------------
      1999-1A     Senior Auction Rate Notes......................................280907AP1.............December.1, 2035
      1999-1B     Senior Auction Rate Notes......................................280907AQ9.............December.1, 2035
      1999-1C     Subordinate Auction Rate Notes.................................280907AR7.............December.1, 2035
      2000-1A     Senior Auction Rate Notes......................................280907AS5.............December.1, 2035
      2000-1B     Senior Auction Rate Notes......................................280907AT3.............December.1, 2035
      2000-1C     Subordinate Auction Rate Notes.................................280907AU0.............December.1, 2035
      2001-1A     Senior Auction Rate Notes......................................280907AV8.............December.1, 2035
      2001-1B     Senior Auction Rate Notes......................................280907AW6.............December.1, 2035
      2001-1C     Subordinate Auction Rate Notes.................................280907AX4.............December.1, 2035
      2002-1A     Senior Auction Rate Notes......................................280907AY2.............December.1, 2035
      2002-1B     Senior Auction Rate Notes......................................280907AZ9.............December.1, 2035
      2002-1C     Subordinate Auction Rate Notes.................................280907BA3.............December.1, 2035
      2003-1A     Senior Auction Rate Notes......................................280907BB1.............December.1, 2035
      2003-1B     Senior Auction Rate Notes......................................280907BC9.............December.1, 2035
      2003-1C     Senior Auction Rate Notes......................................280907BD7.............December.1, 2035
      2003-1D     Subordinate Auction Rate Notes.................................280907BE5.............December.1, 2035

B.    Notification of Redemption Call of Notes
      ----------------------------------------

      Series 1999-1:
        None
      Series 2000-1:
        None
      Series 2001-1:
        None
      Series 2002-1:
        None
      Series 2003-1:
        None

C.    Principal Outstanding - April, 2003
      -----------------------------------

                            Principal            Principal             Principal             Principal
                         Outstanding,             Borrowed              Payments          Outstanding,
      Series           Start of Month         During Month          During Month          End of Month
      ------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A        $78,000,000.00                $0.00                 $0.00        $78,000,000.00
        1999-1B         39,000,000.00                 0.00                  0.00         39,000,000.00
        1999-1C          9,300,000.00                 0.00                  0.00          9,300,000.00
                  ------------------------------------------------------------------------------------
        Total          126,300,000.00                 0.00                  0.00        126,300,000.00
                  ------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A         54,100,000.00                 0.00                  0.00         54,100,000.00
        2000-1B         54,100,000.00                 0.00                  0.00         54,100,000.00
        2000-1C         22,000,000.00                 0.00                  0.00         22,000,000.00
                  ------------------------------------------------------------------------------------
        Total          130,200,000.00                 0.00                  0.00        130,200,000.00
                  ------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A         79,000,000.00                 0.00                  0.00         79,000,000.00
        2001-1B         79,000,000.00                 0.00                  0.00         79,000,000.00
        2001-1C         23,800,000.00                 0.00                  0.00         23,800,000.00
                  ------------------------------------------------------------------------------------
        Total          181,800,000.00                 0.00                  0.00        181,800,000.00
                  ------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A         82,700,000.00                 0.00                  0.00         82,700,000.00
        2002-1B         82,700,000.00                 0.00                  0.00         82,700,000.00
        2002-1C         24,500,000.00                 0.00                  0.00         24,500,000.00
                  ------------------------------------------------------------------------------------
        Total          189,900,000.00                 0.00                  0.00        189,900,000.00
                  ------------------------------------------------------------------------------------
      Series 2003-1:
        2003-1A                  0.00        70,000,000.00                  0.00         70,000,000.00
        2003-1B                  0.00        70,000,000.00                  0.00         70,000,000.00
        2003-1C                  0.00        69,000,000.00                  0.00         69,000,000.00
        2003-1D                  0.00        30,500,000.00                  0.00         30,500,000.00
                  ------------------------------------------------------------------------------------
        Total                    0.00       239,500,000.00                  0.00        239,500,000.00
                  ------------------------------------------------------------------------------------
      Totals          $628,200,000.00      $239,500,000.00                 $0.00       $867,700,000.00
                  ====================================================================================

D.    Accrued Interest Outstanding - April, 2003
      ------------------------------------------

                     Accrued Interest             Interest              Interest      Accrued Interest         Interest
                         Outstanding,              Accrued              Payments          Outstanding,       Rate As Of
      Series           Start of Month         During Month          During Month          End of Month     End Of Month
      ------------------------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A            $77,220.00           $84,565.00           $158,946.67             $2,838.33         1.31000%
        1999-1B             38,025.00            43,214.16             79,776.66              1,462.50         1.35000%
        1999-1C              9,067.50            11,402.84             20,108.67                361.67         1.40000%
                  ------------------------------------------------------------------------------------
        Total              124,312.50           139,182.00            258,832.00              4,662.50
                  ------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A              9,768.06            59,029.11             54,701.11             14,096.06         1.34000%
        2000-1B             51,184.61            58,217.61             54,701.11             54,701.11         1.30000%
        2000-1C              4,216.67            25,385.54             23,613.33              5,988.88         1.40000%
                  ------------------------------------------------------------------------------------
        Total               65,169.34           142,632.26            133,015.55             74,786.05
                  ------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A             54,202.78            86,505.00             79,877.78             60,830.00         1.32000%
        2001-1B             34,233.33            85,890.56             79,877.78             40,246.11         1.31000%
        2001-1C             17,585.56            27,489.00             25,915.56             19,159.00         1.38000%
                  ------------------------------------------------------------------------------------
        Total              106,021.67           199,884.56            185,671.12            120,235.11
                  ------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A             75,234.03            90,280.83             84,262.11             81,252.75         1.31000%
        2002-1B             53,755.00            90,970.00             83,618.89             61,106.11         1.33000%
        2002-1C             16,537.50            27,698.61             25,725.00             18,511.11         1.36000%
                  ------------------------------------------------------------------------------------
        Total              145,526.53           208,949.44            193,606.00            160,869.97
                  ------------------------------------------------------------------------------------
      Series 2003-1:
        2003-1A                  0.00            18,102.77                  0.00             18,102.77         1.33000%
        2003-1B                  0.00            18,102.78                  0.00             18,102.78         1.33000%
        2003-1C                  0.00            17,978.34                  0.00             17,978.34         1.34000%
        2003-1D                  0.00             8,302.78                  0.00              8,302.78         1.40000%
                  ------------------------------------------------------------------------------------
        Total                    0.00            62,486.67                  0.00             62,486.67
                  ------------------------------------------------------------------------------------
      Totals              $441,030.04          $753,134.93           $771,124.67           $423,040.30
                  ====================================================================================

E.    Net Loan Rates for Next Interest Period
      ---------------------------------------

                      Interest Period
      Series            Starting Date        Net Loan Rate
      -----------------------------------------------------
      Series 1999-1:
        1999-1A             28-May-03                6.38%
        1999-1B             28-May-03                6.31%
        1999-1C             28-May-03                6.21%
      Series 2000-1:
        2000-1A             22-May-03                6.35%
        2000-1B             29-May-03                6.36%
        2000-1C             22-May-03                6.21%
      Series 2001-1:
        2001-1A             05-Jun-03                6.22%
        2001-1B             12-Jun-03                6.23%
        2001-1C             05-Jun-03                6.07%
      Series 2002-1:
        2002-1A             30-May-03                6.21%
        2002-1B             05-Jun-03                6.21%
        2002-1C             05-Jun-03                6.09%
      Series 2003-1:
        2003-1A             13-Jun-03                  N/A
        2003-1B             23-May-03                  N/A
        2003-1C             30-May-03                  N/A
        2003-1D             06-Jun-03                  N/A

F.    Noteholders' Carry-Over Amounts - April, 2003
      ---------------------------------------------

                           Carry-Over                                                       Carry-Over
                             Amounts,            Additions              Payments              Amounts,
      Series           Start of Month         During Month          During Month          End of Month
      ------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                 $0.00                 $0.00
        1999-1B                  0.00                 0.00                  0.00                  0.00
        1999-1C                  0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                  0.00                  0.00
        2000-1B                  0.00                 0.00                  0.00                  0.00
        2000-1C                  0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                  0.00                  0.00
        2001-1B                  0.00                 0.00                  0.00                  0.00
        2001-1C                  0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A                  0.00                 0.00                  0.00                  0.00
        2002-1B                  0.00                 0.00                  0.00                  0.00
        2002-1C                  0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
      Series 2003-1:
        2003-1A                  0.00                 0.00                  0.00                  0.00
        2003-1B                  0.00                 0.00                  0.00                  0.00
        2003-1C                  0.00                 0.00                  0.00                  0.00
        2003-1D                  0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                 $0.00                 $0.00
                  ====================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - April, 2003
      -----------------------------------------------------------------

                              Accrued             Interest              Interest               Accrued
                            Interest,              Accrued              Payments             Interest,
      Series           Start of Month         During Month          During Month          End of Month
      ------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                 $0.00                 $0.00
        1999-1B                  0.00                 0.00                  0.00                  0.00
        1999-1C                  0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                  0.00                  0.00
        2000-1B                  0.00                 0.00                  0.00                  0.00
        2000-1C                  0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                  0.00                  0.00
        2001-1B                  0.00                 0.00                  0.00                  0.00
        2001-1C                  0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
      Series 2002-1:
        2002-1A                  0.00                 0.00                  0.00                  0.00
        2002-1B                  0.00                 0.00                  0.00                  0.00
        2002-1C                  0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
      Series 2003-1:
        2003-1A                  0.00                 0.00                  0.00                  0.00
        2003-1B                  0.00                 0.00                  0.00                  0.00
        2003-1C                  0.00                 0.00                  0.00                  0.00
        2003-1D                  0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
        Total                    0.00                 0.00                  0.00                  0.00
                  ------------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                 $0.00                 $0.00
                  ====================================================================================

II.   Fund Information
      ----------------

A.    Reserve Funds - April, 2003
      ---------------------------

                                                                                                Amount
                                                                                 ---------------------
      Balance, Start of Month....................................................        $9,423,000.00
      Additions During Month (From Issuance of Notes)............................         3,592,500.00
      Less Withdrawals During Month..............................................                 0.00
                                                                                 ---------------------
      Balance, End of Month......................................................       $13,015,500.00
                                                                                 =====================

B.    Capitalized Interest Accounts - April, 2003
      -------------------------------------------

                                                                                                Amount
                                                                                 ---------------------
      Balance, Start of Month....................................................                $0.00
      Additions During Month (From Issuance of Notes)............................                 0.00
      Less Withdrawals During Month..............................................                 0.00
                                                                                 ---------------------
      Balance, End of Month......................................................                $0.00
                                                                                 =====================

C.    Acquisition Accounts - April, 2003
      ----------------------------------

                                                                                                Amount
                                                                                 ---------------------
      Balance, Start of Month....................................................        $6,989,605.65
      Additions During Month:
        Acquisition Funds from Note Issuance.....................................       234,573,161.05
        Recycling from Surplus Funds.............................................        11,000,000.00
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired.......................................................      (170,337,524.28)
        Accrued Income...........................................................        (2,031,519.05)
        Premiums and Related Acquisition Costs...................................        (2,573,161.05)
      Less Withdrawals for Eligible Loans:
        Total Principal Acquired................................  (16,440,533.40)
        Origination Fees Charged................................        1,302.57
        Premiums and Related Acquisition Costs..................     (243,220.52)
                                                           ---------------------
        Net Costs of Loans Acquired..............................................       (16,682,451.35)
                                                                                 ---------------------
      Balance, End of Month......................................................       $60,938,110.97
                                                                                 =====================

D.    Alternative Loan Guarantee Accounts - April, 2003
      -------------------------------------------------

                                                                                                Amount
                                                                                 ---------------------
      Balance, Start of Month....................................................        $3,221,539.74
      Additions During Month (Initial Purchase of Student Loans).................         1,004,670.76
      Guarantee Fees Received (Refunded) During Month............................           407,765.27
      Interest Received During Month.............................................             2,813.01
      Other Additions During Month...............................................            20,099.04
      Less Withdrawals During Month for Default Payments.........................                 0.00
                                                                                 ---------------------
      Balance, End of Month......................................................        $4,656,887.82
                                                                                 =====================

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - April, 2003
      ------------------------------------------------

                                                                                                Amount
                                                                                 ---------------------
      Balance, Start of Month....................................................      $585,371,996.64
      Initial Purchase of Eligible Loans.........................................       170,337,524.28
      Loans Purchased / Originated...............................................        16,438,445.76
      Capitalized Interest.......................................................           310,118.99
      Less Principal Payments Received...........................................       (10,881,347.62)
      Less Defaulted Alternative Loans Transferred...............................                 0.00
      Other Increases (Decreases)................................................           (24,457.36)
                                                                                 ---------------------
      Balance, End of Month......................................................      $761,552,280.69
                                                                                 =====================

B.    Composition of Student Loan Portfolio as of April 30, 2003
      ----------------------------------------------------------

                                                                                                Amount
                                                                                 ---------------------
      Aggregate Outstanding Principal Balance....................................      $761,552,280.69
      Number of Borrowers........................................................              100,845
      Average Outstanding Principal Balance Per Borrower.........................               $7,552
      Number of Loans (Promissory Notes).........................................              220,087
      Average Outstanding Principal Balance Per Loan.............................               $3,460
      Weighted Average Interest Rate.............................................                4.35%

C.    Distribution of Student Loan Portfolio by Loan Type as of April 30, 2003
      ------------------------------------------------------------------------

                                                                     Outstanding
                                                                       Principal
      Loan Type                                                          Balance               Percent
      ------------------------------------------------------------------------------------------------
      Stafford - Subsidized................................      $236,359,275.16                 31.0%
      Stafford - Unsubsidized..............................       175,226,507.02                 23.0%
      Stafford - Nonsubsidized.............................            11,568.42                  0.0%
      PLUS.................................................        46,906,957.73                  6.2%
      SLS..................................................            76,383.63                  0.0%
      Consolidation........................................       117,689,536.47                 15.5%
      Alternative..........................................       185,282,052.26                 24.3%
                                                           -------------------------------------------
      Total................................................      $761,552,280.69                100.0%
                                                           ===========================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of April 30,
      -----------------------------------------------------------------------
      2003
      ----

                                                                     Outstanding
                                                                       Principal
      Interest Rate                                                      Balance               Percent
      ------------------------------------------------------------------------------------------------
      Less Than 3.00%......................................                $0.00                  0.0%
      3.00% to 3.49%.......................................      $233,486,974.02                 30.7%
      3.50% to 3.99%.......................................       $83,695,949.23                 11.0%
      4.00% to 4.49%.......................................      $175,035,845.95                 23.0%
      4.50% to 4.99%.......................................      $140,721,903.52                 18.5%
      5.00% to 5.49%.......................................       $55,402,645.73                  7.3%
      5.50% to 5.99%.......................................        $5,808,773.61                  0.8%
      6.00% to 6.49%.......................................       $23,370,238.00                  3.1%
      6.50% to 6.99%.......................................       $14,485,992.22                  1.9%
      7.00% to 7.49%.......................................        $7,947,670.73                  1.0%
      7.50% to 7.99%.......................................        $6,345,060.73                  0.8%
      8.00% to 8.49%.......................................        $8,961,529.83                  1.2%
      8.50% or Greater.....................................        $6,289,697.12                  0.8%
                                                           -------------------------------------------
      Total................................................      $761,552,280.69                100.0%
                                                           ===========================================

E.    Distribution of Student Loan Portfolio by Borrower Payment Status as of
      -----------------------------------------------------------------------
      April 30, 2003
      --------------

                                                                     Outstanding
                                                                       Principal
      Borrower Payment Status                                            Balance               Percent
      ------------------------------------------------------------------------------------------------
      School...............................................      $206,957,687.82                 27.2%
      Grace................................................        62,198,649.17                  8.2%
      Repayment............................................       377,704,955.23                 49.6%
      Deferment............................................        92,017,120.79                 12.1%
      Forbearance..........................................        22,673,867.68                  3.0%
                                                           -------------------------------------------
      Total................................................      $761,552,280.69                100.0%
                                                           ===========================================

F.    Distribution of Student Loan Portfolio by Delinquency Status as of
      ------------------------------------------------------------------
      April 30, 2003
      --------------

                                                                 Percent by Outstanding Balance
                                                           -------------------------------------------
                                               Outstanding             Excluding
                                                 Principal          School/Grace          All Loans in
      Delinquency Status                           Balance          Status Loans             Portfolio
      ------------------------------------------------------------------------------------------------
      31 to 60 Days...................      $18,064,643.81                  3.7%                  2.4%
      61 to 90 Days...................        8,516,691.51                  1.7%                  1.1%
      91 to 120 Days..................        6,790,552.36                  1.4%                  0.9%
      121 to 180 Days.................       12,059,449.00                  2.4%                  1.6%
      181 to 270 Days.................        6,052,912.22                  1.2%                  0.8%
      Over 270 Days...................        2,251,752.73                  0.5%                  0.3%
      Claims Filed, Not Yet Paid......        1,339,044.95                  0.3%                  0.2%
                                      ----------------------------------------------------------------
      Total...........................      $55,075,046.58                 11.2%                  7.2%
                                      ================================================================

G.    Distribution of Student Loan Portfolio by Guarantee Status as of
      ----------------------------------------------------------------
      April 30, 2003
      --------------

                                                                     Outstanding
                                                                       Principal
      Guarantee Status                                                   Balance               Percent
      ------------------------------------------------------------------------------------------------
      FFELP Loan Guaranteed 100%...........................          $974,723.64                  0.1%
      FFELP Loan Guaranteed 98%............................       575,295,504.79                 75.5%
      Alternative Loans Non-Guaranteed.....................       185,282,052.26                 24.3%
                                                           -------------------------------------------
      Total................................................      $761,552,280.69                100.0%
                                                           ===========================================

H.    Distribution of Student Loan Portfolio by Guarantee Agency as of
      ----------------------------------------------------------------
      April 30, 2003
      --------------

                                                                     Outstanding
                                                                       Principal
      Guarantee Agency                                                   Balance               Percent
      ------------------------------------------------------------------------------------------------
      Education Assistance Corporation.....................      $411,432,815.08                 54.0%
      Great Lakes Higher Education Corporation.............       122,235,128.94                 16.1%
      California Student Aid Commission....................        11,549,797.29                  1.5%
      Student Loans of North Dakota........................        10,807,026.16                  1.4%
      Texas GSLC...........................................         3,589,866.30                  0.5%
      Pennsylvania Higher Education Assistance
       Agency..............................................         4,441,525.08                  0.6%
      United Student Aid Funds, Inc........................        11,407,764.28                  1.5%
      Other Guarantee Agencies.............................           806,305.30                  0.1%
      Alternative Loans Non-Guaranteed.....................       185,282,052.26                 24.3%
                                                           -------------------------------------------
      Total................................................      $761,552,280.69                100.0%
                                                           ===========================================

I.    Fees and Expenses Accrued For / Through April, 2003
      ---------------------------------------------------

                                                                     For The 4
                                                                  Months Ended
                                               April, 2003      April 30, 2003
                                      ----------------------------------------
      Servicing Fees..................         $552,090.16       $2,094,908.50
      Treas Mgmt / Lockbox Fees.......           11,245.53           44,894.61
      Indenture Trustee Fees..........           13,015.20           52,060.29
      Broker / Dealer Fees............          130,874.99          523,499.97
      Auction Agent Fees..............            9,805.32           41,215.34
      Other Permitted Expenses........                0.00                0.00
                                      ----------------------------------------
      Total...........................         $717,031.20       $2,756,578.71
                                      ========================================

J.    Ratio of Assets to Liabilities as of April 30, 2003
      ---------------------------------------------------

                                                                        Amount
                                                           -------------------
      Total Indenture Assets...............................    $880,529,736.46
      Total Indenture Liabilities..........................     868,722,123.62
                                                           -------------------
      Ratio................................................            101.36%
                                                           ===================

K.    Senior and Subordinate Percentages as of April 30, 2003
      -------------------------------------------------------

                                                                        Amount
                                                           -------------------

      Aggregate Values.....................................    $880,997,667.87
                                                           ===================
      Senior Notes Outstanding Plus Accrued Interest.......     757,970,842.87
                                                           ===================
      All Notes Outstanding Plus Accrued Interest..........     868,123,166.36
                                                           ===================
      Dividend Prerequisites:

        Senior Percentage (Requirement = 112%).............            116.23%
                                                           ===================
        Subordinate Percentage (Requirement = 102%)........            101.48%.
                                                           ===================
        Available for Dividend - Excess (Shortage)

         Over Dividend Prerequisites.......................     ($4,487,961.82)
                                                           ===================


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